                           EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - January 8, 1996

Dear Shareholders,

The bond market and the stock markets continued their winning ways in the second half of our fiscal year. The continued easing of the Federal Reserve has allowed a continuing decline in interest rates causing a sharp gain in
bond prices and triggering a significant rally in the stock market.   The
financial markets have been dynamic in 1995, we think 1996 will be a year finding good stock selection most important. Interest rates are moving more slowly now than over the last few months; we continue to watch them carefully.

The smooth throttling of the country's economic engine is a difficult task. Inflation is under control and, if a danger lurks, a no growth economy is the bigger threat. Heavy consumer debt, sluggish job growth, and a poor Christmas selling season are indicators of underlying problems which may result in slow economic performance in 1996. We shall be watching closely.

In the last half of our fiscal year, we eliminated positions in Arrow Electronics, Gupta Corporation, First Financial Management, and International Cablecasting Technologies. We increased our position in Oryx Energy.

Your fund declared a capital gains distribution of 87.5 cents per share. The Fund's total return was 17.53% over fiscal 1995. The Standard and Poor's 500 Index* increased 36.93% over the same time period.

We face the new year with caution, but remain alert to opportunities.

                                         Very truly yours,
                                         /s/ Donald H. Baxter
                                         Donald H. Baxter
                                         President

Comparison of the change in value of $10,000 investment in Eagle Growth Shares and the Standard and Poors Index*

The printed report shows a line graph with the following points.
              EAGLE
              GROWTH    S&P
              SHARES    INDEX
 5/01/87**    $ 9,150   $10,000
11/30/87      $ 6,850   $ 8,137
11/30/88      $ 9,041   $10,032
11/30/89      $15,105   $13,124
11/30/90      $11,344   $12,664
11/30/91      $14,552   $15,238
11/30/92      $11,671   $18,049
11/30/93      $16,968   $19,868
11/30/94      $14,430   $20,079
11/30/95      $16,960   $27,495

     Average Annual Total Returns as of 11/30/95

                         1 YEAR   5 YEARS  Since 5/1/87
                         -----------------------------
N.A.V. Only              17.53%   8.38%    7.45%
S.E.C. Standardized       7.54%   6.76%    6.35%

           Past performance is not predictive of future performance.

 * The Standard & Poors 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

** Mr. Donald H. Baxter became the Fund's portfolio manager on May 1, 1987.
   Previous periods during which the Fund was advised by another investment advisor are not shown.

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 1995

 Shares                                                              Value
--------                                                           ----------
                            COMMON STOCKS - 78.3 %
                                AIRLINES - 2.8%
  3,000    Atlantic Southeast Airlines..........................   $   78,750
                                                                   ----------
                                 BANKS - 4.2%
  4,000    First Hawaiian Inc...................................      117,000
                                                                   ----------
                            CABLE TELEVISION - 1.3%
  2,000   *Tele-Communications Inc. Class "A"...................       37,000
                                                                   ----------
                             COMMUNICATIONS - 7.3%
  2,000   *Cellular Communications, Intl........................       95,750
  4,000   *Commnet Cellular, Inc................................      108,500
                                                                   ----------
                                                                      204,250
                                                                   ----------
                              CONSTRUCTION - 5.2%
  1,500   *Jacobs Engineering Group, Inc........................       36,188
  5,000    Lennar Corp..........................................      110,625
                                                                   ----------
                                                                      146,813
                                                                   ----------
                               COSMETICS - 3.9%
  4,000    Maybelline Inc.......................................      108,000
                                                                   ----------
                              ELECTRONICS - 4.8%
  1,500   *Arrow Electronics Inc................................       69,937
  1,200    Cubic Corp...........................................       28,650
  1,200   *Tech -Sym Corp.......................................       35,850
                                                                   ----------
                                                                      134,437
                                                                   ----------
                             ENTERTAINMENT - 3.7%
    500   *Liberty Media Inc....................................       14,000
  1,500    Walt Disney Production Co............................       90,188
                                                                   ----------
                                                                      104,188
                                                                   ----------
                          FINANCIAL SERVICES - 21.7%
  1,500    Federal Home Loan Corp...............................      115,500
  3,171    First Data Corp......................................      225,141
  5,000    Greentree Financial Corp.............................      141,250
  2,000    Household International, Inc.........................      125,000
                                                                   ----------
                                                                      606,891
                                                                   ----------

 Shares                                                              Value
--------                                                           ----------
                                  FOOD - 4.2%
  5,000    McCormick & Co. Inc..................................      118,125
                                                                   ----------
                               INSURANCE - 4.3%
  4,400    Leucadia National Corp...............................      121,000
                                                                   ----------
                           OIL & NATURAL GAS - 6.1%
  3,000    Apache Corp..........................................       79,875
  7,000   *Oryx Energy Co.......................................       91,875
                                                                   ----------
                                                                      171,750
                                                                   ----------
                               PUBLISHING - 3.8%
  3,000    Belo A. H. Corp......................................      106,875
                                                                   ----------
                     REAL ESTATE INVESTMENT TRUSTS - 5.0%
 10,000    United Dominion Realty Trust, Inc....................      141,250
                                                                   ----------

           Total Value of Common Stocks (cost $1,507,040).......    2,196,329
                                                                   ----------
Principal
 Amount
---------
                        SHORT-TERM INVESTMENTS - 20.9%
  $585M    U.S. Treasury Bill 4.75% due 12/7/95
           (cost $584,537)......................................      584,537
                                                                   ----------

           Total Value of Investments(cost $2,091,577).... 99.2%    2,780,866
           Other Assets, Less Liabilities.................  0.8        23,491
                                                          ------   ----------
           Net Assets.....................................100.0%   $2,804,357
                                                          ======   ==========

* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1995

ASSETS
   Investments in securities, at value
     (identified cost $2,091,577) (Note 1-A)...                    $2,780,866
   Cash........................................                        50,901
   Dividends receivable........................                         1,675
   Other assets................................                           320
                                                                   ----------
      TOTAL ASSETS.............................                     2,833,762


LIABILITIES
   Payable for capital stock redeemed..........      $   27,634
   Accrued expenses............................           1,771
                                                     ----------
      TOTAL LIABILITIES........................                        29,405
                                                                   ----------
NET ASSETS.....................................                    $2,804,357
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($2,804,357 / 219,178 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                       $12.79
                                                                      ======

NET ASSETS CONSIST OF:
   Capital paid in.............................      $1,921,214
   Accumulated net realized gain on investment
     transactions..............................         193,854
   Net unrealized appreciation in value of
     investments...............................         689,289
                                                     ----------
      TOTAL....................................      $2,804,357
                                                     ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $12.79
   Sales commission:  8 1/2% of offering price*                         1.19
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $13.98
                                                                      ======
   Redemption price............................                       $12.79
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 1995

INVESTMENT INCOME
  Income:
    Interest................................... $ 33,120
    Dividends..................................   22,677

          TOTAL INCOME.........................              $ 55,797

  Expenses (Note 4):
    Transfer agent and dividend disbursing
         agent's fees and expenses............    37,054
    Investment advisory fee ..................    19,256
    Professional fees.........................    18,149
    Registration fees.........................    11,258
    Custodian fees............................     8,925
    Administrative fee (Note 4)...............     6,418
    Reports and notices to shareholders.......     5,302
    Other expenses............................     7,735
                                                --------
          TOTAL EXPENSES.......................  114,097
          Less: Investment advisory and
                administative fees reimbursed..  (25,674)

                Custodian fees paid indirectly.     (999)      87,424
                                                --------     --------
          INVESTMENT INCOME-NET................               (31,627)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investment securities.  194,043
    Net unrealized appreciation of investmenent
         securities............................  250,329
                                                --------
          Net gain on investments..............               444,372
                                                             --------
    NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................              $412,745
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS -
YEARS ENDED NOVEMBER 30, 1995 and 1994

                                                        1995          1994
                                                    -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss............................   $  (31,627)   $  (43,599)
  Net realized gain on investment securities.....      194,043        10,186
  Net unrealized appreciation (depreciation) of
     investment securities.......................      250,329      (367,178)
                                                    ----------    ----------
     Net increase (decrease) in net assets
       resulting from operations.................      412,745      (400,591)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments...............      (10,248)      (50,188)

CAPITAL SHARE TRANSACTIONS
  Increase in net assets resulting from capital
     share transactions (Note 2).................       81,437        23,554
                                                    ----------    ----------
     Net increase (decrease) in net assets.......      483,934      (427,225)

NET ASSETS
  Beginning of year..............................    2,320,423     2,747,648
                                                    ----------    ----------
  End of year....................................   $2,804,357    $2,320,423
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES,INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on November 30, 1995. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Short-term obligations are stated at amortized cost which approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

    E. Reclassifications - during the current year a net operating loss amounting to $31,627 was reclassified from undistributed net investment income to capital paid in. Net investment loss, net realized gain on investments, and net assets were not affected by this change.

2. CAPITAL STOCK
    At November 30, 1995 there were 219,178 shares outstanding. Transactions in capital stock were as follows:

                                    1995                   1994
                            -------------------------------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------
Capital stock sold......     51,630    $ 603,696    19,044    $ 222,129
Capital stock issued in
    reinvestment of net
    realized gain on
    investments.........        822        9,029     3,359       43,504
Capital stock redeemed..    (45,547)    (531,288)  (20,017)    (242,079)
                            -------    ---------   -------    ---------
    Net increase .......      6,905    $  81,437     2,386    $  23,554
                            =======    =========   =======    =========

                           EAGLE GROWTH SHARES, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 1995, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $1,492,313 and $924,902 respectively.

    At November 30, 1995, the cost of investments for Federal income tax purposes was $2,091,577. Accumulated net unrealized appreciation on investments was $689,289 consisting of $691,844 gross unrealized appreciation and $2,555 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the Investment Advisor and the Administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on the Fund's month-end net asset values.

    Pursuant to California regulations, BFC has agreed to reimburse the Fund if and to the extent that the Fund's aggregate operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) exceed any limitation on expenses applicable to the Fund in California. The reimbursement is limited to the yearly total of the advisory and administrative fees. For the year ended November 30, 1995, BFC reimbursed all advisory and administrative fees amounting to $19,256 and $6,418, respectively.

    BFC also serves as the underwriter of the Fund. For the year ended November 30, 1995, BFC received $278 in commissions from the sale of Fund shares.

    During the year ended November 30, 1995, directors of the Fund who are not affiliated with BFC received directors fees aggregating $1,150. Also, the Fund paid legal fees of $1,288 to Parson & Brown. Donald P. Parson, a partner of the firm, is a director of the Fund.

    The Fund's Custodian has provided credits in the amount of $999 against custodian charges based on the uninvested cash balances of the Fund. Had these cash balances been invested (rather than offsetting custodian charges) they could have been used to produce income. The Fund maintains cash balances as part of normal operations to meet shareholder redemptions and other liablities.

5. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the fiscal year. A distribution of $.875 a share from realized gains was declared on December 11, 1995. The distribution is payable on December 29, 1995 to shareholders of record on December 26, 1995.

                            EAGLE GROWTH SHARES, INC.

                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total returns, ratios to average net assets and other supplemental data for each year indicated.


                                                                     Year  Ended  November  30,
                                     -----------------------------------------------------------------------------------------
PER SHARE DATA                        1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
--------------                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year.  $10.93   $13.09   $13.41   $11.72   $ 9.35   $12.48   $ 7.47   $ 5.66   $ 7.06   $ 7.67

INCOME FROM INVESTMNET OPERATIONS
Net Investment Income (Loss).......   (0.14)   (0.21)   (0.19)   (0.07)    0.03     0.23     0.01    (0.09)   (0.05)    0.01
Net Gains or Losses on Securities
  (both realized & unrealized).....    2.05    (1.71)    0.43     1.78     2.56    (3.33)    5.00     1.90    (1.26)   (0.26)
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total From Investment Operations...    1.91    (1.92)    0.24     1.71     2.59    (3.10)    5.01     1.81    (1.31)   (0.25)
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income..............    --       --       --       0.02     0.12     --       --       --       0.01     0.13
Net Realized Gains.................    0.05     0.24     0.56     --        --      --       --       --       0.08     0.23
Return of Capital..................    --       --       --       --       0.10     0.03     --       --       --       --
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions................    0.05     0.24     0.56     0.02     0.22     0.03     --       --       0.09     0.36

Net Asset Value, End of Year.......  $12.79   $10.93   $13.09   $13.41   $11.72   $ 9.35   $12.48   $ 7.47   $ 5.66   $ 7.06
                                     ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

TOTAL RETURN (%)...................   17.53   (14.95)    1.78    14.56    28.28   (24.90)   67.07    31.98   (18.78)   (3.52)
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands)...................  $2,804   $2,320   $2,748   $2,947   $3,152   $2,818   $3,965   $1,763   $2,068   $3,646
Ratio to Average Net Assets:
  Expenses (%).....................    3.44     3.71     2.67     2.50     2.51     1.52     1.53     1.52     1.51     1.50
  Net Income (Loss) (%)............   (1.27)   (1.77)   (1.30)   (0.58)    0.24     2.05     0.03    (0.71)   (0.46)    0.14

Ratio to Average Net Assets before
  expense reimbursements (Note 4)
  Expenses (%).....................    4.44     4.71     3.67     3.33     3.30     2.62     1.93     1.94     2.00     1.50
  Net Income (Loss) (%)............   (2.27)   (2.77)   (2.30)   (1.41)   (0.56)    0.95    (0.38)   (1.12)   (0.94)    0.14

Portfolio Turnover Rate (%)........      51       51       66        7       82       40        7        7      349      304

* Calulated without sales charge.

                       See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at November 30, 1995, and the results of its operations, changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.

                                            TAIT, WELLER & BAKER
                                            Philadelphia, Pennsylvania
                                            December 22, 1995

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (407)395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
STAR BANK, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
24 West Carver Street, Location #00150, Huntington, NY 11743


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
TAIT, WELLER & BAKER, Philadelphia, PA

                     [This Page Intentionally Left Blank]

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (407) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES,INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
Robert A. Utting                                         ANNUAL
                                                         REPORT

                                                    November 30, 1995

You will find important information
about Eagle Growth Shares, Inc. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective shareholder unless preceded
or accompanied by an effective prospectus.